MFS(R) INTERNATIONAL VALUE FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

         The MFS International Value Fund is managed by a team of portfolio managers comprised of Steven R. Gorham, a Senior Vice President of MFS and Barnaby Wiener, a Senior Vice President of MFS. These individuals have been the fund's portfolio managers since: Mr. Gorham - 2000 and Mr. Wiener - 2003, and they have been employed in the MFS investment management area since: Mr. Gorham - 1992 and Mr. Wiener - 1998.

         Members of the team may change from time to time, and a current list of team members is available on the MFS Web site at www.mfs.com.

                   The date of this Supplement is May 1, 2003.